UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ) Filed by the Registrant Filed by a Party other than the Registrant Check the appropriate box: Preliminary Proxy Statement Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) Definitive Proxy Statement Definitive Additional Materials Soliciting Material Pursuant to §240.14a-12 Taubman Centers, Inc. __________________________________________________________________________________________________________________________________________________________________________ (Name of Registrant as Specified In Its Charter) __________________________________________________________________________________________________________________________________________________________________________ (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box): No fee required. Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11. (1) Title of each class of securities to which transaction applies: __________________________________________________________________________________________________________________________________________________ (2) Aggregate number of securities to which transaction applies: __________________________________________________________________________________________________________________________________________________ (3) Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): __________________________________________________________________________________________________________________________________________________ (4) Proposed maximum aggregate value of transaction: __________________________________________________________________________________________________________________________________________________ (5) Total fee paid: __________________________________________________________________________________________________________________________________________________ Fee paid previously with preliminary materials. Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing. (1) Amount Previously Paid: __________________________________________________________________________________________________________________________________________________ (2) Form, Schedule or Registration Statement No.: __________________________________________________________________________________________________________________________________________________ (3) Filing Party: __________________________________________________________________________________________________________________________________________________ (4) Date Filed: __________________________________________________________________________________________________________________________________________________

THE TAUBMAN ANNUAL MEETING IS FAST APPROACHING PLEASE USE THE WHITE PROXY CARD TO VOTE BY TELEPHONE OR INTERNET TODAY: “FOR” TAUBMAN’S DIRECTOR NOMINEES May 25, 2017 Dear Fellow Shareholder, With Taubman’s 2017 Annual Meeting of Shareholders just days away, the Board of Directors and management team are seeking your support for Taubman’s director nominees -- Robert ("Bobby") S. Taubman, Myron (“Mike”) E. Ullman III and Cia Buckley Marakovits. Under the leadership and guidance of the Taubman Board, the Company has assembled an industry-leading portfolio of high-quality assets that have consistently delivered outstanding long-term shareholder returns. Our nominees are highly-qualified, and have the requisite experience, skills and knowledge directly relevant to the Company’s strategy and business, which are critical for effective oversight and direction. The Taubman Board recommends that shareholders vote “FOR” each of Taubman's director nominees – Bobby Taubman, Mike Ullman and Cia Buckley Marakovits on the WHITE proxy card today.  Mike is a leader in the retail industry and has brought wide-ranging knowledge and expertise in critical areas, including global businesses, finance, executive compensation, governance, risk assessment and compliance. Mike has been an exceptional addition to Taubman’s Board, and his recent appointment to the newly created position of Lead Director is reflective of his immense contributions, engagement and leadership.  Bobby is a recognized leader in the REIT and regional mall industries, and has overseen Taubman’s growth to become one of the top performing REITs in the country in terms of shareholder returns.  Cia has brought an additional independent perspective to our boardroom, informed by decades of real estate, financial and investment stewardship experience, which both complements and strengthens our Board's expertise and is proving invaluable to our evolving business. The Taubman Board has the Right Skills and Knowledge to Extend its Track Record of Value Creation Over the past 20 years, Taubman’s Board has assembled some of the best assets in the industry and delivered superior shareholder returns. Taubman’s portfolio is made up of malls with average quality ratings of between A+ and A, and consistently delivers strong net operating income (“NOI”) growth and the highest sales productivity amongst its peers. This has enabled

Taubman to achieve a total compounded annualized shareholder return through 2016 of 14.9 percent over the past 20 years, which ranks Taubman number one among U.S. publicly traded regional mall peers, and sixth best among all publicly traded REITs. The Taubman Board continues to execute its strategies to drive growth. Over the past 25 years, Taubman has selectively acquired, developed and redeveloped a collection of 24 “trophy class” retail assets. We have achieved growth over this period through effectively managing our portfolio and strategically recycling capital. As part of this proven strategy, Taubman thoughtfully selects its development projects from hundreds of opportunities in a vetting process that the Board and management team are highly involved in. Taubman’s developments in Asia are an extension of our successful domestic strategy to create the best assets in the best markets. This careful curation of prime assets, monitored closely by the Taubman Board, has generated superior long-term returns for Taubman, and Taubman is confident that its strategy will continue to create shareholder value. With its operational experience, industry knowledge and strategic vision, the guidance of the Taubman Board — including Bobby Taubman, Mike Ullman, and Cia Buckley Marakovits — will be critical as Taubman completes its current development cycle. Engagement with Shareholders has Informed the Company’s Board Refreshment and Governance Enhancements Shareholder feedback is important to the Company and helps guide strategic decision making processes. To that end, members of the Taubman management team and Board regularly meet with shareholders to understand their perspectives and have taken action to address input received, particularly over the last several months. Taubman has continued to make substantial enhancements to its Board and corporate governance practices, which includes adding Board members who provide independent voices, strong skillsets and diverse perspectives to oversee Taubman’s strategy. The Board is highly engaged in the execution of the Company’s strategies for delivering long-term growth, operational excellence and increased value for all shareholders. For example, on the governance front, after Mike Ullman joined the Board in 2016 and became the new Chair of Taubman's Nominating and Corporate Governance Committee, the Board appointed Cia Buckley Marakovits as the newest independent director to enhance the Board’s independence and increase its industry and investment expertise. The Board also created the new position of Lead Director to augment the Board's independent leadership, effective oversight and strategic guidance, and the independent directors unanimously appointed Mike to that role. We Believe Electing Either of the Dissident Nominees Would Jeopardize the Value of Your Investment Land & Buildings' nominees, Jonathan Litt and Charles Elson, would not be additive to the Taubman Board. Mr. Litt has no operational experience, and his track record as a sell-side analyst demonstrates a consistent misunderstanding of Taubman’s strategy and ability to create value. Indeed, throughout his tenure, Mr. Litt consistently missed the mark on Taubman's performance: Mr. Litt had a “sell” or “underperform” rating on Taubman 28 times. In the following 12 months of each report, Taubman produced an average actual stock return of 33.3 percent whereas Mr. Litt predicted a 13.7 percent decline. Mr. Litt’s campaign against the Company exhibits an unwillingness to work collaboratively and in the best interests of all shareholders over the long-term. Mr. Elson is a paid consultant and serial nominee of Land & Buildings who lacks any real estate, retail, business or other relevant industry expertise, which is acutely important in the evolving retail environment and in light of the Company’s asset-focused model. We believe electing EITHER of Land & Buildings’ nominees and removing the current Chairman and CEO and Lead Director would negatively impact shareholder value creation and derail the proven strategy that is underway at Taubman. Land & Buildings has engaged in an aggressive campaign replete with misleading and inaccurate information, including with regard to the Series B preferred shares. Contrary to what Land & Buildings may want shareholders to believe, the Series B preferred shares provide for “one share, one unit, one vote” and are simply not a “dual class” structure in which economic interests in the enterprise are misaligned with voting power. As significant holders with substantial economic exposure, the interests of the Taubman family are completely aligned with those of other shareholders. Your Support Can Ensure that Taubman has the Right Leadership to Continue Creating Superior Value for ALL Shareholders Taubman continues to create value for all shareholders, and we are confident in the Company’s prospects – with the right leadership – for sustainable growth and long-term value creation. Taubman shareholders are reminded that their vote is extremely important, no matter how many or how few shares they own, as Land & Buildings has targeted the Company’s Chairman and CEO and the Company’s Lead Director for replacement by its nominees. Taubman believes that replacing Bobby Taubman would be value-destructive, disruptive to the tenant relationships he has created over nearly 30 years as CEO and destabilizing for employees. The removal of Mike Ullman would be counterproductive to the Board's oversight and the governance enhancement initiatives the Company has undertaken, including those announced since Mike was appointed the new Chair of the Nominating and Corporate Governance Committee. In addition, the Company believes simultaneously removing the Chairman and CEO as well as the Lead Director would be damaging to the function of the Board and detract, rather than enhance, strong corporate governance. We urge you to continue to support the team that has driven Taubman’s operational excellence and shareholder value creation by using the WHITE proxy card to vote “FOR” all three of the Company’s director nominees. To ensure that your shares are represented timely at the Annual Meeting, we encourage you to vote by telephone or by Internet today. On behalf of the Board, thank you for your continued interest in Taubman. Sincerely, Robert S. Taubman Myron E. Ullman, III Chairman, President and CEO Lead Director

Time is Short, and Your Vote Is Important— No Matter How Many Shares Or How Few Shares You Own! If you have any questions or require any assistance in voting your shares, please call the Company’s proxy solicitor listed below: INNISFREE M&A INCORPORATED Toll-free at (888) 750-5834 (from the U.S. or Canada) or (412) 232-3651 (from other locations) PLEASE NOTE: We recommend that you simply discard any Gold proxy card you may receive from Land & Buildings. Submitting a vote using a Gold proxy card—even if you “withhold” on Land & Buildings’ nominees—will revoke any vote you had previously submitted on Taubman’s WHITE proxy card. Please vote using the WHITE proxy card only. Remember, if you have previously submitted a Gold proxy card, you may vote the WHITE proxy card to revoke your prior submission. FORWARD-LOOKING STATEMENTS This document may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements reflect management's current views with respect to future events and financial performance. Forward-looking statements can be identified by words such as “will”, “may”, “could”, “expect”, “anticipate”, “believes”, “intends”, “should”, “plans”, “estimates”, “approximate”, “guidance” and similar expressions in this document that predict or indicate future events and trends and that do not report historical matters. The forward- looking statements included in this document are made as of the date hereof. Except as required by law, we assume no obligation to update these forward-looking statements, even if new information becomes available in the future. Actual results may differ materially from those expected because of various risks, uncertainties and other factors. Such factors include, but are not limited to: changes in market rental rates; unscheduled closings or bankruptcies of tenants; relationships with anchor tenants; trends in the retail industry; the liquidity of real estate investments; the Company’s ability to comply with debt covenants; the availability and terms of financings; changes in market rates of interest and foreign exchange rates for foreign currencies; changes in value of investments in foreign entities; the ability to hedge interest rate and currency risk; risks related to acquiring, developing, expanding, leasing and managing properties; changes in value of investments in foreign entities; risks related to joint venture properties; insurance costs and coverage; security breaches that could impact the Company’s information technology, infrastructure or personal data; the loss of key management personnel; shareholder activism costs and related business disruptions; maintaining our status as a real estate investment trust; changes in the laws of states, localities, and foreign jurisdictions that may increase taxes on our operations; and changes in global, national, regional and/or local economic and geopolitical climates. You should review our filings with the Securities and Exchange Commission, including “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent quarterly reports, for a discussion of such risks and uncertainties. ADDITIONAL INFORMATION AND WHERE TO FIND IT The Company has filed a definitive proxy statement and associated WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Annual Meeting of Shareholders of the Company (the “Annual Meeting”). The Company, its directors, its executive officers and certain other individuals set forth in the definitive proxy statement will be deemed participants in the solicitation of proxies from shareholders in respect of the Annual Meeting. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2016, filed with the SEC on February 23, 2017, and has been included in the definitive proxy statement filed with the SEC on April 20, 2017. Details containing the nominees of the Company’s Board of Directors for election at the 2017 Annual Meeting of Shareholders are included in the definitive proxy statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING WHITE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. The Company’s definitive proxy statement and a form of proxy have been mailed to shareholders of the Company. Investors and shareholders can obtain a copy of the documents filed by the Company with the SEC, including the definitive proxy statement, free of charge by visiting the SEC’s website, www.sec.gov. The Company’s shareholders can also obtain, without charge, a copy of the definitive proxy statement and other relevant filed documents when available from the Company’s website at www.taubman.com.